EXHIBIT 23.2

                   CONSENT OF INDEPENDANT PUBLIC ACCOUNTANT

BILLIE J. ALLRED, CPA

     The undersigned hereby consents to the use of his reports (and to all reference to his firm) included in or made part of this registration statement on Form S-1.


                                        /s/Billie J. Allred
                                        -------------------------------
                                        Billie J. Allred, CPA



Phoenix, Arizona
June 27, 1996